                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  August 4, 1994


                         FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



           ARKANSAS                          0-11916               71-0538646
  (State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                    File Number)           Identification
                                                                     Number)


            MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS  71730
            (Address of principal executive offices)        (Zip Code)



      Registrant's telephone number, including area code:  (501) 863-3181

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         On June 16, 1994, First United Bancshares, Inc. ("First United") made a current report under the cover of Form 8-K regarding its acquisition of all of the issued and outstanding shares of common stock of InvestArk Bankshares, Inc., Stuttgart, Arkansas. The Acquisition was consummated on June 14, 1994, and done so pursuant to an Agreement and Plan of Reorganization, dated December 17, 1993. At the time of the filing of the current report on Form 8-K, it was impracticable to provide the unaudited financial statements of InvestArk Bankshares, Inc. for interim periods ended March 31, 1994 and 1993 and the pro forma financial information of First United and InvestArk Bankshares, Inc. for the interim periods ended March 31, 1994 and 1993. This amendment on Form 8-K/A provides such financial information as well as the InvestArk Bankshares, Inc. financial statements as of December 31, 1993 and 1992 and for each of the three years in the period ended December 31, 1993 and has been filed prior to sixty (60) days subsequent to the date the Form 8-K must have been filed.

                       PRO FORMA COMBINING BALANCE SHEET

                                                             As of March 31, 1994
                                               ------------------------------------------------------
                                                                              Pro Forma     Pro Forma
                                               First United   InvestArk     Adjustments(1)   Combined
                                               ------------   ---------     -------------    --------
                                                                    (in thousands)
Assets
  Cash and due from banks                        $44,346        $5,374          $             $49,720
  Interest-bearing deposits in other banks             0        11,578                         11,578
  Short-term investments                          40,954           450                         41,404
  Securities held for sale                       302,929             0                        302,929
  Investment securities                          130,803        87,471                        218,274
  Net loans                                      402,517        78,780                        481,297
  Premises and equipment                          12,024         2,630                         14,654
  Goodwill                                         4,386             0                          4,386
  Other real estate owned                            890             0                            890
  Other assets                                    11,467         2,823                         14,290
                                                --------      --------          ------     ----------
    Total Assets                                $950,316      $189,106                     $1,139,422
                                                ========      ========          =======    ==========

Liabilities
  Total deposits                                $811,497      $168,335       $               $979,832
  Federal funds purchased and securities
    sold under agreements to repurchase           31,064         1,738                         32,802
  Other liabilities                                6,573           866                          7,439
  Notes payable                                    7,214             0                          7,214
                                                --------      --------          ------     ----------
    Total Liabilities                           $856,348      $170,939                     $1,027,287

Capital Accounts
  Preferred stock                                      0             0                              0
  Common stock                                     4,272         2,191          (2,191)(2)      5,158
                                                                                  886 (2)
  Surplus                                         11,125         1,105          (1,105)(2)     13,405
                                                                                 2,280 (2)
  Undivided Profits                               78,040        14,251                         92,291
  Less:  Treasury Stock                                0          (130)            130 (2)          0
  Unrealized Gains of Securities Available
    for Sale                                         531           750                          1,281
                                                --------      --------          ------     ----------
    Total Capital Accounts                        93,968        18,167                        112,135
                                                --------      --------          ------     ----------
    Total Liabilities and Capital Accounts      $950,316      $189,106              $0     $1,139,422
                                                ========      ========          =======    ==========

                    PRO FORMA COMBINING INCOME STATEMENT(1)


                                                             For the three months ended
                                                                   March 31, 1994
                                                        ------------------------------------
                                                           First                   Pro Forma
                                                          United      InvestArk     Combined
                                                        ----------    ---------    ---------
                                                       (in thousands, except for share data)

 Interest income                                          $14,539       $2,977      $17,516
 Interest expense                                           5,938        1,179        7,117
                                                        ---------      -------    ---------
 Net interest income                                        8,601        1,798       10,399
 Provision for loan losses                                    (45)           0          (45)
                                                        ---------      -------    ---------

 Net interest income after
   provision for loan losses                                8,556        1,798       10,354
 Other income
   Service charges on deposit accounts                        709           83          792
   Trust department income                                    253           92          345
   Security gains                                               1            0            1
   Other service charges and fees                               0           79           79
   Other operating income                                     455           39          494
                                                        ---------      -------    ---------
     Total other income                                     1,418          293        1,711
                                                        ---------      -------    ---------
 Other expense
   Salaries                                                 2,221          487        2,708
   Pension and other employee benefits                        652          118          770
   Net occupancy expense                                      448          120          568
   Equipment expense                                          212          126          338
   Data processing expense                                    318           41          359
   Other operating expenses                                 1,892          461        2,353
                                                        ---------      -------    ---------
     Total other expense                                    5,743        1,353        7,096
                                                        ---------      -------    ---------


 Income before income tax expense                           4,231          738        4,969
 Income tax expense                                         1,324          153        1,477
                                                        ---------      -------    ---------
 Income from continuing operations                         $2,907         $585       $3,492
                                                        =========      =======    =========

                                                            $0.68        $2.71        $0.68
 Earnings per share (3)                                 =========      =======    =========
 Weighted average shares outstanding                    4,272,276      216,212    5,157,799
                                                        =========      =======    =========

                    PRO FORMA COMBINING INCOME STATEMENT(1)


                                                          For the three months ended
                                                                March 31, 1993
                                                       -------------------------------------
                                                         First                     Pro Forma
                                                        United        InvestArk     Combined
                                                       ----------     ---------   ----------
                                                       (in thousands, except for share data)

 Interest income                                          $14,881       $3,210      $18,091
 Interest expense                                           6,007        1,335        7,342
                                                        ---------      -------     --------

 Net interest income                                        8,874        1,875       10,749
 Provision for loan losses                                   (465)           0         (465)
                                                        ---------      -------     --------
 Net interest income after
   provision for loan losses                                8,409        1,875       10,284


 Other income
   Service charges on deposit accounts                        720           93          813
   Trust department income                                    251           74          325
   Security gains                                               6            0            6
   Other service charges and fees                               0           86           86
   Other operating income                                     281          150          431
                                                        ---------      -------     --------
     Total other income                                     1,258          403        1,661
                                                        ---------      -------     --------

 Other expense
   Salaries                                                 1,976          504        2,480
   Pension and other employee benefits                        337          156          493
   Net occupancy expense                                      375          119          494
   Equipment expense                                          207          125          332
   Data processing expense                                    387           42          429
   Other operating expenses                                 1,666          638        2,304
                                                        ---------      -------     --------
     Total other expense                                    4,948        1,584        6,532
                                                        ---------      -------     --------


 Income before income tax expense                           4,719          694        5,413
 Income tax expense                                         1,503          143        1,646
                                                        ---------      -------     --------
                                                           $3,216         $551       $3,767
                                                        =========      =======     ========
 Income from continuing operations

                                                            $0.75        $2.55        $0.73
 Earnings per share (3)                                 =========      =======    =========
 Weighted average shares outstanding                    4,272,276      216,188    5,157,799
                                                        =========      =======    =========

                    PRO FORMA COMBINING INCOME STATEMENT(1)


                                                        For the year ended December 31, 1993
                                                       -------------------------------------
                                                         First                   Pro Forma
                                                        United     InvestArk      Combined
                                                       ---------   ---------    ------------
                                                       (in thousands, except for share data)

 Interest income                                          $59,413      $12,555      $71,968
 Interest expense                                          23,860        5,045       28,905
                                                        ---------      -------   ----------


 Net interest income                                       35,553        7,510       43,063
 Provision for loan losses                                 (1,215)        (600)      (1,815)
                                                        ---------       ------    ---------

 Net interest income after
   provision for loan losses                               34,338        6,910       41,248

 Other income
   Service charges on deposit accounts                      2,932          348        3,280
   Trust department income                                  1,000          515        1,515
   Security gains                                              55            0           55
   Other service charges and fees                               0           90           90
   Other operating income                                   1,168          556        1,724
                                                        ---------      -------   ----------
     Total other income                                     5,155        1,509        6,664
                                                        ---------      -------   ----------


 Other expense
   Salaries                                                 8,167        2,189       10,356
   Pension and other employee benefits                      2,454          758        3,212
   Net occupancy expense                                    1,788          427        2,215
   Equipment expense                                          814          454        1,268
   Data processing expense                                  1,573          171        1,744
   Other operating expenses                                 7,289        2,994       10,283
                                                        ---------      -------   ----------
     Total other expense                                   22,085        6,993       29,078
                                                        ---------      -------   ----------


 Income before income tax expense
   and minority interest in net earnings of
   consolidated subsidiaries                               17,408        1,426       18,834
 Income tax expense                                         5,471          148        5,619
                                                        ---------      -------   ----------
 Income from continuing operations                        $11,937       $1,278      $13,215
                                                        =========      =======   ==========


 Earnings per share (3)                                     $2.79        $5.93        $2.46
                                                        =========      =======   ==========
 Weighted average shares outstanding                    4,272,276      215,450    5,157,799
                                                        =========      =======   ==========

                    PRO FORMA COMBINING INCOME STATEMENT(1)


                                                        For the year ended December 31, 1992
                                                        ------------------------------------
                                                          First                   Pro Forma
                                                         United    InvestArk      Combined
                                                        ---------  ----------   ------------
                                                        (in thousands, except for share data)
 Interest income                                          $63,381      $14,188      $77,569
 Interest expense                                          28,690        6,369       35,059
                                                        ---------      -------    ---------

 Net interest income                                       34,691        7,819       42,510
 Provision for loan losses                                 (2,422)         (64)      (2,486)
                                                        ---------       ------     --------

 Net interest income after
   provision for loan losses                               32,269        7,755       40,024

 Other income
   Service charges on deposit accounts                      2,831          380        3,211
   Trust department income                                    919          488        1,407
   Security gains                                             386            0          386
   Other service charges and fees                               0           68           68
   Other operating income                                   1,379          568        1,947
                                                        ---------      -------    ---------
     Total other income                                     5,515        1,504        7,019
                                                        ---------      -------    ---------


 Other expense
   Salaries                                                 7,770        2,088        9,858
   Pension and other employee benefits                      2,611          454        3,065
   Net occupancy expense                                    1,881          422        2,303
   Equipment expense                                          605          433        1,038
   Data processing expense                                  1,860          166        2,026
   Other operating expenses                                 7,966        2,962       10,928
                                                        ---------      -------    ---------
     Total other expense                                   22,693        6,525       29,218
                                                        ---------      -------    ---------


 Income before income tax expense
   and minority interest in net earnings of
   consolidated subsidiaries                               15,091        2,734       17,825
 Income tax expense                                         4,648          501        5,149
                                                        ---------      -------    ---------
 Income from continuing operations                        $10,443       $2,233      $12,676
                                                        =========      =======    =========


 Earnings per share (3)                                     $2.44       $10.37        $2.46
                                                        =========      =======    =========
 Weighted average shares outstanding                    4,272,276      215,356    5,157,799
                                                        =========      =======    =========


                    PRO FORMA COMBINING INCOME STATEMENT(1)


                                                            For the twelve months ended
                                                        For the year ended December 31, 1991
                                                        ------------------------------------
                                                          First                   Pro Forma
                                                         United     InvestArk     Combined
                                                        ---------   ---------    -----------
                                                       (in thousands, except for share data)

 Interest income                                          $68,976      $15,960       $84,936
 Interest expense                                          39,043        9,182        48,225
                                                        ---------      -------    ----------

 Net interest income                                       29,933        6,778        36,711
 Provision for loan losses                                 (3,250)      (1,464)       (4,714)
                                                        ---------      -------    ----------

 Net interest income after
   provision for loan losses                               26,683        5,314        31,997


 Other income
   Service charges on deposit accounts                      2,669          397         3,066
   Trust department income                                    886          470         1,356
   Security gains                                             254            0           254
   Other service charges and fees                               0           82            82
   Other operating income                                   1,137          666         1,803
                                                        ---------      -------    ----------
     Total other income                                     4,946        1,615         6,561
                                                        ---------      -------    ----------

 Other expense
   Salaries                                                 7,566        2,040         9,606
   Pension and other employee benefits                      2,279          412         2,691
   Net occupancy expense                                    1,773          461         2,234
   Equipment expense                                          623          370           993
   Data processing expense                                  1,570          163         1,733
   Other operating expenses                                 7,285        2,448         9,733
                                                        ---------      -------    ----------
                                                           21,096        5,894        26,990
                                                        ---------      -------    ----------
     Total other expense
 Income before income taxes                                10,533        1,035        11,568
 Income tax expense                                         2,986          128         3,114
                                                        ---------      -------    ----------
 Income from continuing operations                         $7,547         $907        $8,454
                                                        =========      =======    ==========


 Earnings per share(3)                                      $1.77        $4.19         $1.64
                                                        =========      =======    ==========
 Weighted average shares outstanding                    4,272,276      216,212     5,157,799
                                                        =========      =======    ==========

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS

    (1) The adjustments to the Pro Forma Combining Financial Statements do not include direct expenses related to the Merger, which will be recorded at the time of the Merger. The pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the Merger been consummated at the dates indicated, nor necessarily indicative of future operating results of financial position.

    (2) These adjustments reflect the issuance of the 885,523 shares of First United Common Stock in exchange for all InvestArk common stock and the retirement of InvestArk common stock held in treasury.

    (3) Pro forma per share data are based on the number of shares of First United Common Stock that would have been outstanding had the Merger occurred at the beginning of the earliest period presented.

                           INVESTARK BANKSHARES, INC.
                          CONSOLIDATED BALANCE SHEETS


                                                                     March 31,              December 31,
                                                                       1994                    1993
                                                                    ---------               ------------
         Assets                                                               (in thousands)

 Cash and Due from Banks                                               $5,374                 $7,214
                                                                     --------               --------
 Interest Bearing Deposits with
   Other Banks                                                         11,578                  1,181
                                                                     --------               --------
 Federal Funds Sold                                                       450                      0
                                                                     --------               --------
 Investment Securities at Cost                                         87,471                 87,864
                                                                     --------               --------
 Loans                                                                 80,244                 84,525
 Less:  Unearned Interest                                                                        (29)
 Allowance for Loan Losses                                             (1,464)                (1,494)
                                                                     --------               --------
 Net Loans                                                             78,780                 83,002
                                                                     --------               --------

 Premises and Equipment                                                 2,630                  2,722
                                                                     --------               --------
 Accrued Interest Receivable
   and Other Assets                                                     2,823                  2,921
                                                                     --------               --------
         Total Assets                                                $189,106               $184,904
                                                                     ========               ========
         Liabilities

 Deposits:
   Demand                                                             $27,947                $26,951
   Savings and Interest Bearing
     Demand                                                            66,797                 63,458
   Time                                                                73,591                 72,890
                                                                     --------               --------
         Total Deposits                                               168,335                163,299

 Borrowed Funds                                                         1,738                  3,912
 Accrued Interest Payable and
   Other Liabilities                                                      850                    813
 Minority Interest in Subsidiaries                                         16                     15
                                                                     --------               --------
         Total Liabilities                                            170,939                168,039
                                                                     --------               --------
         Capital Accounts

 Common Stock (Par Value $10;
   5,000,000 Shares Authorized
   219,122 Shares Issued)                                               2,191                  2,191
 Surplus                                                                1,105                  1,105
 Retained Earnings                                                     14,251                 13,720
 Less:  Treasury Stock-at Cost                                           (130)                  (130)
 Net Unrealized Gain on Securities                                        750                    (21)
                                                                     --------               --------
         Total Capital                                                 18,167                 16,865
                                                                     --------               --------
         Total Liabilities and Capital Accounts                      $189,106               $184,904
                                                                     ========               ========

                          INVESTARK BANKSHARES, INC.
                        CONSOLIDATED INCOME STATEMENTS


                                                              Three months ended March 31,
                                                              ----------------------------
                                                                1994               1993
                                                              ---------        -----------
                                                                     (in thousands)
 Interest Income:
   Interest and Fees on Loans                                    $1,608          $1,657
   Interest on Securities:
     Taxable Securities                                           1,039           1,256
     Nontaxable Securities                                          327             284
   Interest on Federal Funds Sold and
     Securities Purchased under Resell
     Agreements                                                       3              13
                                                                 ------          ------
         Total Interest Income                                    2,977           3,210


 Interest Expense:
   Interest on Deposits                                           1,151           1,302
   Other Interest Expense                                            28              33
                                                                 ------          ------
         Total Interest Expense                                   1,179           1,335
                                                                 ------          ------
         Net Interest Income                                      1,798           1,875
         Provision for Credit Losses
                                                                 ------          ------
         Net Interest Income after
           Provision for Credit Losses                            1,798           1,875
                                                                 ------          ------


 Other Income:
   Service Charges on Deposits                                       83              93
   Trust Department Income                                           92              74
   Other Fees and Charges                                            79              86
   Other Income                                                      39             150
                                                                 ------          ------
         Total Other Income                                         293             403
                                                                 ------          ------


 Other Expense:
   Salaries Expense                                                 487             504
   Employee Benefits Expense                                        118             156
   Net Occupancy Expense                                            120             119
   Equipment Expense                                                126             125
   Other Operating Expense                                          501             678
                                                                 ------          ------
         Total Other Expense                                      1,352           1,582
                                                                 ------          ------


 Income Before Income Taxes and Minority
   Interest in Net Earnings of Consolidated
   Subsididaries                                                    739             696
 Provision for Income Taxes                                         153             143
                                                                 ------          ------
 Net Income Before Minority Interest
   in Net Earnings of Consolidated Subsidiaries                     586             553
 Minority Interest in Net Earnings of
   Consolidated Subsidiaries                                          1               2
                                                                 ------          ------
                                                                   $585            $551
                                                                 ======          ======

                          INVESTARK BANKSHARES, INC.
                     CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              Three months ended March 31,
                                                              ----------------------------
                                                                 1994              1993
                                                              ----------        ----------
                                                                     (in thousands)
 Cash Flows from Operating Activities:

 Net Income                                                        $585            $551
                                                               --------        --------
 Adjustments to Reconcile Net Income to
   Cash Provided by Operating Activities:
     Depreciation                                                   121             132
     Net Amortization/(Accretion) on Securities                      52              (8)
     (Increase) Decrease in  Interest Receivable &
       Other Assets                                                  99             409
     Increase (Decrease) in Interest Payable
       and Other Liabilities                                         38             (53)
     Increase (Decrease) in Accrued Liabilities                       1               0
                                                               --------        --------
     Total Adjustments                                              311             480
                                                               --------        --------
 Net Cash Provided (Used) by Investing Activities                   896           1,031
                                                               --------        --------

 Cash Flows from Investing Activities:

   Cash Proceeds from the Sale of Investments                    12,286           6,171
   Cash Payments for the Purchase of Investments                (21,572)        (25,405)
   Net (Increase) Decrease in Loans                               4,222           6,792
   Cash Payments for the Purchase of Property                       (29)            (55)
                                                               --------        --------
   Net Cash Provided (Used) by Investing Activities              (5,093)        (12,497)
                                                               --------        --------


 Cash Flows from Financing Activities:

   Net Increase in Demand, Now and Savings Deposits               4,335           5,306
   Net Increase (Decrease) in Time Deposits                         700          (2,359)
   Net Short-Term Borrowings                                     (2,174)            346
   Dividends Paid                                                   (54)            (43)
                                                               --------        --------
   Net Cash Provided (Used) by Financing Activities               2,807           3,250
                                                               --------        --------


 Net Increase (Decrease) in Cash and Equivalents                 (1,390)         (8,216)


 Cash and Cash Equivalents, Beginning of Year                     7,214          13,363
                                                               --------        --------
 Cash and Cash Equivalents, End of Year                          $5,824          $5,147
                                                               ========        ========

                          INVESTARK BANKSHARES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Note 1:  Principles of Consolidation

    The consolidated financial statements of InvestArk Bankshares, Inc. include the accounts of the parent company and its bank subsidiaries, First National Bank in Stuttgart, Stuttgart, Arkansas (99.7% owned) and the Bank of North Arkansas, Melbourne, Arkansas (99.7% owned). All material intercompany transactions have been eliminated

    The consolidated statements of condition as of March 31, 1994 and the related consolidated income statements for the three month period ended March 31, 1994 and 1993 and the consolidated statements of cash flows for the three month periods ended March 31, 1994 and 1993 are unaudited; in the opinion of management, all adjustments necessary for fair presentation of the financial statements are included.

Note 2:  Results of Operations

    The results of operations for the three month period ended March 31, 1994 are not necessarily indicative of the results for the entire year of 1994.

Note 3:  Reclassifications

    Certain reclassifications of 1993 amounts have been made to conform to the 1994 presentation.

Note 4: Pending Transaction

    On October 21, 1993, InvestArk signed a letter of intent to be acquired by First United Bancshares, Inc. El Dorado, Arkansas. Under the letter of intent, InvestArk shareholders will receive $26.1 million in First United common stock in exchange for all of the outstanding shares of InvestArk.

                          INDEPENDENT AUDITOR'S REPORT




The Board of Directors
Investark Bankshares, Inc.
Stuttgart, Arkansas


We have audited the consolidated balance sheets of Investark Bankshares, Inc. and subsidiaries at December 31, 1993 and 1992, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three year period ended December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Investark Bankshares, Inc. and subsidiaries, at December 31, 1993 and 1992, and the consolidated results of their operations and their cash flows for each of the years in the three year period ended December 31, 1993, in conformity with generally accepted accounting principles.




MARTIN & COMPANY
Certified Public Accountants


January 28, 1994

                           INVESTARK BANKSHARES, INC.

                          CONSOLIDATED BALANCE SHEETS

                           December 31, 1993 and 1992


                                                                ASSETS
                                                                ------

                                                                                  1993                       1992
                                                                             -------------               ------------
Cash and due from banks                                                      $   7,214,200               $ 12,938,041
Interest bearing deposits with other Banks                                       1,180,607                  1,744,435
Federal funds sold                                                                                            425,000
Investment securities - at amortized cost
   (approximate fair value of $90,264,913 and
   $85,407,531 at December 31, 1993 and 1992,
   respectively)                                                                87,863,744                 82,461,782
Loans                                                                           84,524,871                 87,025,647
   Less:  Unearned interest                                                        (29,095)                   (46,944)
          Allowance for loan losses                                             (1,493,554)                (1,073,186)
                                                                             -------------               ------------
                                                                                83,002,222                 85,905,517
                                                                             -------------               ------------
Premises and equipment, less allowance for
   depreciation                                                                  2,721,970                  2,956,535
Accrued interest receivable and other assets                                     2,921,623                  4,508,206
                                                                             -------------               ------------

                                                                             $ 184,904,366               $190,939,516
                                                                             =============               ============


                                                 LIABILITIES AND STOCKHOLDERS' EQUITY
                                                 ------------------------------------
Deposits:
   Demand                                                                    $  26,951,112               $ 26,677,868
   Savings and interest-bearing demand                                          63,458,333                 62,423,952
   Time deposits                                                                72,890,494                 81,000,303
                                                                             -------------               ------------
                                                                               163,299,939                170,102,123
Borrowed funds                                                                   3,911,988                  4,215,540
Accrued interest payable and other liabilities                                     812,027                    745,669
Minority interest in subsidiaries                                                   15,100                     56,078
                                                                             -------------               ------------
Total liabilities                                                              168,039,054                175,119,410
                                                                             -------------               ------------
Commitments and contingencies (Note 11)
Stockholders' equity:
   Common stock, $10 par value;
        5,000,000 shares authorized,
        219,122 shares issued, 215,960
        and 215,356 shares outstanding                                           2,191,220                  2,191,220
   Surplus                                                                       1,105,133                  1,098,929
   Retained earnings                                                            13,719,965                 12,690,099
   Less:     Treasury stock, 3,162 and
                  3,766 shares at cost                                            (129,964)                  (157,144)
             Net unrealized loss on marketable
                  equity securities                                                (21,042)                    (2,998)
                                                                             -------------               ------------
Total stockholders' equity                                                      16,865,312                 15,820,106
                                                                             -------------               ------------

                                                                             $ 184,904,366               $190,939,516
                                                                             =============               ============





   The accompanying notes are an integral part of these financial statements.

                           INVESTARK BANKSHARES, INC.

                       CONSOLIDATED STATEMENTS OF INCOME

                  Years ended December 31, 1993, 1992 and 1991



                                                                        1993               1992              1991
                                                                    -------------     --------------     -------------
Interest income:
   Loans, including fees                                            $    6,577,419    $    7,873,808      $   9,240,762
   U. S. Government obligations                                            852,087           864,223            658,113
   Obligations of federal agencies and corporations                      2,116,520         2,194,579          2,156,191
   Obligations of states and political subdivisions                      1,433,853         1,322,492          1,120,763
   Other securities                                                      1,553,915         1,867,193          2,633,943
   Federal funds sold and securities purchased
       under resell agreements                                              20,930            65,979            150,115
                                                                    --------------    --------------      -------------

                                                                        12,554,724        14,188,274         15,959,887
                                                                    --------------    --------------      -------------
Interest expense:
   Deposits                                                              4,921,914         6,163,074          8,714,734
   Borrowed funds                                                          123,246           206,159            467,660
                                                                    --------------    --------------      -------------

                                                                         5,045,160         6,369,233          9,182,394
                                                                    --------------    --------------      -------------
Net interest income                                                      7,509,564         7,819,041          6,777,493
Provision for credit losses                                                600,000            64,491          1,463,398
                                                                    --------------    --------------      -------------

Net interest income after provision for credit losses                    6,909,564         7,754,550          5,314,095
                                                                    --------------    --------------      -------------

Noninterest income:
   Trust department fees                                                   515,135           488,510            469,848
   Service charges - deposits                                              347,725           380,190            397,121
   Other service charges and fees                                           90,000            67,676             81,570
   Other                                                                   555,787           567,535            666,435
                                                                    --------------    --------------      -------------

                                                                         1,508,647         1,503,911          1,614,974
                                                                    --------------    --------------      -------------

Noninterest expense:
   Salaries                                                              2,188,969         2,088,131          2,039,672
   Employee benefits                                                       757,828           453,918            411,830
   Net occupancy                                                           427,220           422,272            460,821
   Equipment                                                               453,475           432,458            369,521
   Other                                                                 3,160,034         3,119,775          2,608,291
                                                                    --------------    --------------      -------------

                                                                         6,987,526         6,516,554          5,890,135
                                                                    --------------    --------------      -------------
Income before income taxes and minority interest in
   net earnings of consolidated subsidiaries                             1,430,685         2,741,907          1,038,934
Provision for income taxes                                                 147,753           500,721            128,271
                                                                    --------------    --------------      -------------
Income before minority interest in net earnings of
   consolidated subsidiaries                                             1,282,932         2,241,186            910,663
Minority interest in net earnings of consolidated
   subsidiaries                                                              5,106             7,964              4,097
                                                                    --------------    --------------      -------------

Net income                                                          $    1,277,826    $    2,233,222      $     906,566
                                                                    ==============    ==============      =============

Net income per share                                                $         5.93    $        10.33      $        4.19
                                                                    ==============    ==============      =============

Average number of shares outstanding during the year                       215,450           216,235            216,212
                                                                    ==============    ==============      =============





   The accompanying notes are an integral part of these financial statements.

                           INVESTARK BANKSHARES, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  Years ended December 31, 1993, 1992 and 1991

                                                                                                        Allowance for
                                    Common Stock                                                      Unrealized losses
                                    ------------                           Retained      Treasury       on Marketable
                                Shares        Amount        Surplus        Earnings        Stock      Equity Securities    Total
                                ------        ------        -------        ---------     ---------    -----------------    -----
Balance -
   December 31, 1990            219,122     $2,191,220     $1,098,929    $ 9,949,919     $(118,624)       $(19,589)     $13,101,855
   Net income                                                                906,566                                        906,566
   Cash dividends
        $.90 per share                                                      (194,566)                                      (194,566)
   Sale of marketable equity
        securities                                                                                          19,589           19,589
                                -------     ----------     ----------    -----------     ---------        --------      -----------
Balance -
   December 31, 1991            219,122      2,191,220      1,098,929     10,661,919      (118,624)              0       13,833,444
   Net income                                                              2,233,222                                      2,233,222
   Cash dividends
        $.95 per share                                                      (205,042)                                      (205,042)
   Increase in unrealized
        loss on marketable
        equity securities                                                                                   (2,998)          (2,998)
   Purchase 856 common
        shares                                                                             (38,520)                         (38,520)
                                -------     ----------     ----------    -----------     ---------        --------      -----------
Balance -
   December 31, 1992            219,122      2,191,220      1,098,929     12,690,099      (157,144)         (2,998)      15,820,106
   Net income                                                              1,277,826                                      1,277,826
   Cash dividends
        $1.15 per share                                                     (247,960)                                      (247,960)
   Increase in unrealized
        loss of marketable
        equity securities                                                                                  (18,044)         (18,044)
   Sale of 604 common
        shares                                                  6,204                       27,180                           33,384
                                -------     ----------     ----------    -----------     ---------        --------      -----------
Balance -
   December 31, 1993            219,122     $2,191,220     $1,105,133    $13,719,965     $(129,964)       $(21,042)     $16,865,312
                                =======     ==========     ==========    ===========     =========        ========      ===========



  The accompanying notes are an integral part of these financial statements.

                           INVESTARK BANKSHARES, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                  Years ended December 31, 1993, 1992 and 1991




                                                                         1993              1992              1991
                                                                      ------------      ------------     --------------
Operating activities:
   Net income                                                         $  1,277,826      $  2,233,222     $      906,566
                                                                      ------------      ------------     --------------
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Provision for credit losses                                           600,000            64,491          1,463,398
     Depreciation                                                          552,153           529,097            467,406
     Writedown of other real estate and leased
        equipment                                                          205,927           454,170            364,236
     Net amortization (accretion) of investment
        security premiums (discounts)                                       22,144            (3,344)          (135,264)
     Net gain on disposition of investment securities                      (75,609)          (15,771)          (404,126)
     Deferred income tax benefit                                          (278,044)           (6,315)           (61,466)
     Minority interest in subsidiaries'
        undistributed income                                                 5,106             7,964              4,097
     (Increase) decrease in interest receivable and
        other assets                                                       415,887           687,464         (2,263,412)
     Increase (decrease) in interest payable
        and other liabilities                                               20,275          (784,344)          (334,609)
                                                                     -------------    --------------    ---------------
     Total adjustments                                                   1,467,839           933,412           (899,740)
                                                                     -------------    --------------    ---------------

Net cash provided by operating activities                                2,745,665         3,166,634              6,826
                                                                     -------------    --------------    ---------------

Cash flows from investing activities:
   Proceeds from maturities of CD's - other banks                        1,060,178           291,342          2,551,737
   Purchase of CD's - other banks                                         (496,000)
   Proceeds from disposition of investment securities                   29,638,082        20,440,815         22,433,415
   Purchase of investment securities                                   (35,004,973)      (30,646,818)       (19,103,182)
   Net (increase) decrease in loans                                      2,303,295           775,175           (908,807)
   Proceeds from sale of equipment and other
     real estate                                                         1,291,285         1,104,105            209,686
   Purchase of premises and equipment                                     (366,061)         (236,121)          (640,334)
                                                                     -------------     -------------     --------------

Net cash provided (used) by investing activities                        (1,574,194)       (8,271,502)         4,542,515
                                                                     -------------     -------------     --------------

Cash flows from financing activities:
   Net increase in demand deposits, NOW
     and savings deposits                                                1,307,625         6,866,620          2,681,621
   Net increase (decrease) in time deposits                             (8,109,809)       (2,836,351)         3,454,392
   Proceeds of long-term debt                                              860,764
   Repayment of borrowings                                                (851,034)         (369,699)
   Increase (decrease) in short-term borrowings                           (313,282)       (3,365,602)           116,641
   Payment on capital notes                                                                 (300,000)           (30,000)
   Purchase of Treasury Stock                                                                (38,520)
   Proceeds from sale of treasury stock                                     33,384
   Cash dividends                                                         (247,960)         (205,042)          (194,566)
                                                                     -------------    -------------      --------------

Net cash provided (used) by financing activities                        (7,320,312)         (248,594)         6,028,088
                                                                     -------------    --------------     --------------

Net increase (decrease) in cash and equivalents                         (6,148,841)       (5,353,462)        10,577,429

Cash and cash equivalents at beginning of year                          13,363,041        18,716,503          8,139,074
                                                                      ------------      ------------     --------------

Cash and cash equivalents at end of year                              $  7,214,200       $13,363,041       $ 18,716,503
                                                                      ============       ===========       ============





   The accompanying notes are an integral part of these financial statements.

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




Note 1:   Summary of significant accounting policies

        The accounting principles and reporting policies followed by Investark Bankshares, Inc. and its subsidiaries (the "Company") conform with generally accepted accounting principles and with general practices within the financial services industry. The following is a description of the more significant of these policies:

        Principles of consolidation

        The consolidated financial statements include the accounts of the Company and its subsidiaries, First Stuttgart Bank and Trust Company (formerly First National Bank in Stuttgart), Stuttgart, Arkansas (100% owned) and of The Bank of North Arkansas, Melbourne, Arkansas (99.7% owned). All significant intercompany balances and transactions have been eliminated.

        Cash flows

        For purposes of reporting cash flows, cash and cash equivalents include cash and due from banks, and federal funds sold.

        Investment securities

        Investment securities, except for investments in mutual funds, are stated at cost adjusted for amortization of premiums and accretion of discounts. Investments in mutual funds are carried at the lower of cost or market. Gains and losses on the sale of investment securities are computed using the specific identification method.

        Allowance for loan losses

        The allowance for loan losses is established through charges to expense and is maintained at a level which, in management's judgement, is necessary to provide for future losses from the current portfolios. This judgement is based on analysis of the current and expected economic conditions, risk characteristics of the loan portfolios and prior loan loss experience in relation to loans outstanding.

        Interest on loans

        Interest on installment loans is recognized as income over the lives of the loans by the sum-of-the-months-digits and simple interest methods. The results of using the sum-of-the-months-digits method do not differ materially from those obtained by using the interest method. Interest on other loans is recognized based on the principal amounts outstanding. The accrual of interest on loans is discontinued when, in the opinion of management, there is doubt as to the ability of the borrower to pay interest or principal. The balances of non-accrual loans were $474,067 and $446,379 at December 31, 1993 and 1992.
        Interest previously accrued but uncollected on these loans was $148,031 and $51,142 at December 31, 1993 and 1992.

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



   Note 1:   Summary of significant accounting policies (continued)

        Premises and equipment

        Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is computed principally by the straight-line method.

        Real estate owned other than premises

        Real estate owned other than premises consists primarily of property acquired in settlement of loans These properties are initially recorded at the lower of cost or fair value as determined by appraisal at the date acquired. Losses arising from such acquisitions are charged to the allowance for loan losses. Carrying values are subsequently reduced through a charge to operations when current appraisals indicate a decline in value. Fair value is based on the estimated net amount realizable on disposition of the property. Amounts included in other assets at December 31, 1993 and 1992, were $142,874 and $1,241,534, respectively.

        Income taxes

        Provisions for income taxes are based on amounts reported in the statements of income (after exclusion of non-taxable income such as interest on state and municipal securities) and include deferred taxes on temporary differences in the recognition of income and expense for tax and financial statement purposes. Deferred taxes are computed using the liability method as prescribed in SFAS No. 109, "Accounting for Income Taxes."

        Off-balance-sheet financial instruments

        In the ordinary course of business the Company has entered into off-balance-sheet financial instruments consisting of commitments to extend credit, commitments under credit card arrangements, commercial letters of credit and standby letters of credit. Such financial instruments are recorded in the financial statements when they become payable.

        Trust Department assets

        In accordance with the usual practice of banks, property other than cash deposits held by the Company's subsidiary bank's Trust Department in a fiduciary or agency capacity for customers, is not included in the consolidated financial statements.

        Reclassification

        Certain 1992 amounts have been reclassified to conform with the 1993 presentation.

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




Note 2:   Investment securities

             The book and approximate market values of investment securities are summarized as follows:

                                                                 December 31, 1993
                                           Book            Unrealized          Unrealized           Approximate
                                          Value              Gains               Losses             Fair Value
                                       -----------       -------------        ------------        ---------------
U. S. Government                      $ 18,030,129      $    555,924         $   (15,504)          $ 18,570,549
Federal agencies and
   corporations                         23,773,613           236,020             (58,853)            23,950,780
States and political
   subdivisions                         24,699,566         1,138,754             (52,828)            25,785,492
Other securities                         7,900,568           311,839              (5,043)             8,207,364
Mortgage-backed
   securities                           10,074,910           335,498             (23,596)            10,386,812
                                      ------------      ------------         -----------           ------------
Total debt  securities                  84,478,786         2,578,035            (155,824)            86,900,997
Federal Reserve Bank
   stock and other
   equity securities                     3,384,958                               (21,042)             3,363,916
                                      ------------      ------------         -----------           ------------

                                      $ 87,863,744      $  2,578,035         $  (176,866)          $ 90,264,913
                                      ============      ============         ===========           ============


                                                                  December 31, 1992
                                           Book             Unrealized          Unrealized           Approximate
                                          Value               Gains               Losses              Fair Value
                                       -----------        ------------        ------------         --------------
U. S. Government                      $ 14,742,329      $    495,362         $    (4,973)           $15,232,718
Federal agencies and
   corporations                         20,335,711           411,055             (98,673)            20,648,093
States and political
   subdivisions                         18,440,150           719,055             (39,473)            19,119,732
Other securities                        16,612,521         1,065,524             (18,474)            17,659,571
Mortgage-backed
   securities                           11,872,671           456,403             (37,059)            12,292,015
                                      ------------      ------------         -----------            -----------
Total debt securities                   82,003,382         3,147,399            (198,652)            84,952,129
Federal Reserve Bank
   stock and other
   equity securities                       458,400                                (2,998)               455,402
                                      ------------      ------------         -----------            -----------

                                      $ 82,461,782      $  3,147,399         $  (201,650)           $85,407,531
                                      ============      ============         ===========            ===========

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




Note 2:   Investment securities (continued)

             The book and approximate market values of investment securities at December 31, 1993 and 1992, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities due to the existence of call or prepayment options.


                                            December 31, 1993                        December 31, 1992
                                        Book             Approximate            Book                Approximate
                                        Value             Fair Value            Value                Fair Value
                                     -----------         -----------         -----------            -----------
Due in one year or less              $11,883,780         $12,063,150         $14,794,911            $15,008,930
Due after one year
   through five years                 49,692,189          50,900,606          37,230,012             38,798,851
Due after five years
   through ten years                   9,671,306          10,142,426          13,483,007             13,984,579
Due after ten years                    3,156,601           3,408,003           4,622,783              4,867,753
Mortgage-backed
   securities                         10,074,910          10,386,812          11,872,669             12,292,016
                                     -----------         -----------         -----------            -----------
Total debt securities                 84,478,786          86,900,997          82,003,382             84,952,129
Equity securities                      3,384,958           3,363,916             458,400                455,402
                                     -----------         -----------         -----------            -----------
                                     $87,863,744         $90,264,913         $82,461,782            $85,407,531
                                     ===========         ===========         ===========            ===========

             Proceeds from disposition of investment securities during 1993 and 1992 were as follows:

                                                            1993                 1992
                                                         -----------         ------------
             Proceeds from disposition (primarily
                maturities and calls)                    $29,638,082         $20,440,815
             Realized gains on disposition                    76,826              21,773
             Realized losses on disposition                    1,217               6,002


             The Company has the intent and ability to hold securities which may have book values greater than market values to their maturity date.


             Investment securities with carrying amounts of $31,289,667 and $34,330,551 at December 31, 1993 and 1992, respectively, were pledged to secure public deposits and for other purposes required or permitted by law.

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




Note 3:   Loans

             Major classifications of loans are as follows:

                                                           December 31,           December 31,
                                                              1993                   1992
                                                           -----------            -----------
             Real estate                                   $37,955,597            $35,492,564
             Agricultural production                        14,099,782             12,467,213
             Commercial                                     19,800,236             24,262,093
             Loans to individuals                           11,318,623             12,420,292
             Other (including overdrafts)                    1,350,633              2,383,485
                                                           -----------            -----------
                                                            84,524,871             87,025,647
             Less:  unearned interest                           29,095                 46,944
                                                           -----------            -----------
             Net loans                                      84,495,776             86,978,703
             Less:  allowance for possible
                       loan losses                           1,493,554              1,073,186
                                                           -----------            -----------

                                                           $83,002,222            $85,905,517
                                                           ===========            ===========

             The Company's subsidiary banks grant agribusiness, commercial and other loans throughout their market areas. Although they have diversified loan portfolios, a substantial portion of their borrowers' ability to honor their contracts is dependent upon the agribusiness economic sector.


Note 4:   Allowance for possible loan losses

             Changes in the allowance for possible loan losses were as follows:

                                                                1993                   1992
                                                             ----------             ----------
             Balance - Beginning of year                     $1,073,186             $1,184,181
             Provision charged to operations                    600,000                 64,491
             Recoveries                                          75,719                175,998
             Loans charged-off                                 (255,351)              (351,484)
                                                             ----------             ----------

             Balance - End of year                           $1,493,554             $1,073,186
                                                             ==========             ==========

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




Note 5:   Premises and equipment

             Major classifications of these assets are summarized as follows:

                                                                                                   Useful lives
                                                             1993                1992                (years)
                                                         -----------         -----------            -----------
        Land                                             $   619,437         $   627,937
        Buildings and improvements                         3,243,733           3,696,562              5 - 40
        Furniture and equipment                            2,250,439           3,219,031              3 - 15
                                                         -----------         -----------
                                                           6,113,609           7,543,530
        Less:  allowance for depreciation                  3,391,639           4,586,995
                                                         -----------         -----------

                                                         $ 2,721,970         $ 2,956,535
                                                         ===========         ===========


             Depreciation expense was $552,153, $529,097 and $467,406 in 1993,
             1992 and 1991, respectively.


Note 6:   Leases

             First Stuttgart Bank is lessor of computer equipment under operating leases which expire during 1994. Minimum future rental payments receivable under these noncancellable leases are:

                       1994                        $38,368
                                                   =======

             The lessees are to provide all maintenance to the equipment under the terms of the leases.


Note 7:   Income taxes

             The income tax provision, including taxes on securities gains and losses consists of the following:

                                               1993                 1992                1991
                                             ---------           ----------           ---------
             Federal income tax
                  Currently payable          $ 425,797            $507,036            $189,737
                  Deferred                    (278,044)             (6,315)            (61,466)
                                             ---------            --------            --------
                                             $ 147,753            $500,721            $128,271
                                             =========            ========            ========

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




Note 7:   Income taxes (continued)

             The tax effect of the temporary differences which comprise deferred income taxes are as follows:

                                                                      1993              1992             1991
                                                                      ----              ----             ----
             Temporary differences in tax and book
                  reporting of bad debts                           $(195,799)
             Temporary differences in tax and book
                  reporting of security transactions                    (917)        $  (8,868)        $(15,632)
             Depreciation expense different for tax
                  and book purposes                                  (61,201)            6,706           30,049
             Temporary differences in tax and book
                  reporting for other real estate
                  transactions                                        11,450           (10,957)         (75,883)
             Effect of recognizing loss on pension
                  plan curtailment                                   (73,100)
             Other - net                                              41,523             6,804
                                                                   ---------         ---------         --------

                                                                   $(278,044)        $  (6,315)        $(61,466)
                                                                   =========         =========         ========

             The income tax provision differs from the statutory rate primarily because of the income tax treatment of exempt income and provision for loan losses and use of alternative minimum tax credits.


Note 8:   Employee benefit plans

             First Stuttgart Bank has a defined benefit pension plan which covers substantially all its employees. The benefits are based on years of service and the employee's compensation during the last five years of employment. The funding policy is to contribute annually an amount that does not exceed the maximum amount deductible for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

             The following tables set forth the plan's funded status and amounts recognized in the Bank's balance sheet at December 31, 1993 and 1992 (amounts in thousands):

                                                                                          1993             1992
                                                                                          ----             ----
             Actuarial present value of benefit obligations:
                  Accumulated benefit obligation, including
                     vested benefits of $860 and $770                                     $879             $781
                                                                                          ====             ====

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




Note 8:   Employee benefit plans (continued)

                                                                                        1993             1992
                                                                                        ----             ----
             Projected benefit obligation for service
                  rendered to date                                                    $  1,071          $   957
             Plan assets at fair value                                                   1,117            1,008
                                                                                      --------          -------
             Plan assets in excess of projected benefit
                  obligation                                                                46               51
             Unrecognized prior service cost                                               (27)             (28)
             Unrecognized net obligation at January 1, 1993
                  and 1992, being recognized over 22 years                                 (42)             (45)
             Unrecognized net loss                                                         116              110
                                                                                      --------          -------
             Prepaid pension cost                                                     $     93          $    88
                                                                                      ========          =======

             Net pension cost for 1993, 1992 and 1991 included the following components:

                                                                      1993              1992             1991
                                                                      ----              ----             ----
             Service costs-benefits earned during the period        $     55           $    55          $    59
             Interest cost on projected benefit obligation                67                59               53
             Expected return on plan assets                              (71)              (63)             (60)
             Amortization of:
                  Prior service cost                                      (1)               (1)              (1)
                  Unrecognized net obligation existing
                       at January 1, 1993, 1992 and 1991                  (3)               (3)              (3)
                  Gain                                                     1                 2                5
                                                                    --------           -------          -------
             Net pension cost                                       $     48           $    49          $    53
                                                                    ========           =======          =======

             The weighted-average discount rate and the rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0 % and 4.5% respectively. The expected long-term rate of return on assets was 7.0%.

             In connection with the merger with First United Bancshares, First Stuttgart Bank is to terminate its defined benefit plan during 1994. Under generally accepted accounting principles, if the net effect of the termination is a loss, it should be recognized when the termination is probable and the effects are reasonably estimable. Accordingly, a loss of $215,000 on the termination of this plan is included in the accompanying 1993 statement of income.

             The Bank of North Arkansas has a defined contribution employee benefit plan, qualified under IRC Section 401(k) that covers all employees, with the exception of employees who are highly compensated. Contributions to the plan are based on the total amount of salary reduction the employee elects to defer, a discretionary matching contribution equal to a percentage of the amount the employee elects to defer, which percentage will be determined each year by the employer, and a discretionary amount determined each year by the employer. To share in the matching and discretionary contribution, the employee must complete a year of service and be actively employed on the last day of the Plan Year. The amount of pension expense was $13,345 and $15,606 for 1993 and 1992, respectively.

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS





Note 9:   Disclosures about fair value of financial instruments

             The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

                  Cash and due from banks and short-term investments:
                       For these short-term items, the carrying amount is a reasonable estimate of fair value.

                  Investment securities:
                       Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

                  Loans:
                       The fair value of loans is estimated by discounting the expected future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for similar remaining maturities.

                  Deposit liabilities:
                       The fair value of demand deposits, savings accounts and certain money market deposits is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits with similar remaining maturities.

                  Borrowed funds:
                       For borrowings with fixed interest rates, fair value is estimated using the rates currently available to the Company's subsidiary banks for debt with similar terms and remaining maturities. For floating rate debt the fair value approximates the recorded liability.

                  Commitments to extend credit and letters of credit:
                       The fair value of commitments is estimated using the fees currently charged to enter into similar arrangements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties. For fixed rate loan commitments, fair value also considers the difference between current levels of interest rates and committed rates. The fair value of letters of credit is based on the fees currently charged for similar agreements or on the estimated cost to terminate them or otherwise settle the obligations with the counterparties at the reporting date.

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS





Note 9:   Disclosures about fair values of financial instruments (continued)

             The estimated fair values of the Company's financial instruments at December 31, 1993 and 1992 are as follows (amounts in thousands):

                                                              1993                              1992
                                                     Carrying          Fair           Carrying           Fair
                                                      Value            Value            Value           Value
                                                    ---------        --------          --------        --------
             Financial assets:
                  Cash and equivalents              $  7,214         $  7,214          $13,363          $13,363
                  Short-term investments               1,181            1,181            1,744            1,744
                  Investment securities               87,864           90,286           82,461           85,410

                  Loans                               84,496           84,682           86,979           88,730
                  Less:  allowance for
                       loan losses                    (1,494)          (1,494)          (1,073)          (1,073)
                                                    --------         --------          -------          -------

                  Net loans                          $83,002          $83,188          $85,906          $87,657
                                                    ========         ========          =======          =======

             Financial liabilities:
                  Deposits                          $163,300         $163,648         $170,102         $107,706
                  Borrowed funds                       3,912            3,912            4,216            4,216

             Off-balance-sheet instruments:
                  Commitments to extend
                       credit                         21,637           21,637           18,375           18,375
                  Letters of credit                      647              647              472              472


Note 10:  Notes payable

            Borrowed funds at December 31, 1993 and 1992 include the following:

                                                                                        1993             1992
                                                                                        ----             ----
             Note payable, 5.5% interest, due monthly through
                  May 2003, secured by pledge of assets                                 $320,133

             Note payable, 4.4% interest, due monthly through
                  May 1998, secured by pledge of assets                                  189,597

             Note payable, 6% interest, due in annual install-
                  ments of $190,000 plus interest through 1998,
                  secured by 79,762 shares of stock of The Bank
                  of North Arkansas                                                                      $500,000
                                                                                        --------         --------

                                                                                        $509,730         $500,000
                                                                                        ========         ========

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS





Note 10:  Notes payable (continued)

             Scheduled maturities after December 31, 1993 are as follows:

                       Year ended
                       December 31,                          Amount
                       ------------                          ------
                          1994                              $  66,396
                          1995                                 69,698
                          1996                                 73,166
                          1997                                 76,809
                          1998                                 52,731
                       After 1998                             170,930
                                                            ---------

                                                            $ 509,730
                                                            =========


Note 11:  Commitments and contingencies

             The consolidated financial statements do not reflect various commitments and contingent liabilities which arise in the normal course of the Company's business and which involve elements of credit risk, interest rate risk and liquidity risk. These commitments and contingent liabilities consist of commitments to extend credit and letters of credit. A summary of the commitments and contingent liabilities at December 31, 1993 and 1992 are summarized below:

                                                                                1993                  1992
                                                                                ----                  ----
             Commitments to extend credit                                     $18,411,675           $15,725,759
             Credit card arrangements                                           3,225,782             2,648,940
             Letters of credit                                                    646,938               472,038
                                                                              -----------           -----------
                                                                              $22,284,395           $18,846,737
                                                                              ===========           ===========


             Commitments to extend credit, credit card arrangements and letters of credit all include some exposure to credit loss in the event of
             nonperformance of the customer.   The Company's credit policies
             and procedures for credit commitments and financial guarantees are the same as those for extensions of credit that are recorded in the consolidated financial statements. Because these instruments have fixed maturity dates, and because many of them expire without being drawn upon, they do not generally present any significant liquidity risk to the Company.

                           INVESTARK BANKSHARES, INC.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS





Note 11:  Commitments and contingencies (continued)

             In the ordinary course of business, there are various legal proceedings involving the Company and its subsidiaries, most of which are considered litigation incidental to the conduct of
             business.   These proceedings include, among other matters,
             defense of routine corporate, employment, banking and lender liability related litigation. Management, after consulting with legal counsel and based on the facts available and proceedings to date, some of which are preliminary, is of the opinion that the ultimate resolution of these proceedings will not have a material adverse effect on the consolidated financial position of the Company.


Note 12:  Concentrations of credit

             Substantially all of the Company's loans, commitments to loan and letters of credit have been granted to customers in their trade area who are also depositors of the Company. The concentrations of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit approximates the distribution of loans outstanding.


Note 13:  Dividend restrictions

             As State Banks, First Stuttgart Bank and The Bank of North Arkansas are each restricted in the amount of dividends they may pay in any year without prior permission from the Arkansas Bank Commissioner to fifty percent of its net income for the year. The Banks' ability to pay dividends is also restricted by the minimum capital requirement of their regulatory agencies which require them to maintain at least an 8.25% risk-based capital ratio.


Note 14:  Related party transactions

             Some of the directors and executive officers and the companies in which they had a significant interest were customers of and had transactions with the Company's subsidiary banks. Such transactions were made in the ordinary course of the Banks' business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than a normal credit risk or present other unfavorable features. The aggregate amount of loans to such related parties amounted to $2,212,481 and $3,345,252 at December 31, 1993 and 1992, respectively. Transactions during 1993 included new loans amounting to $2,459,497 and repayments amounting to $3,592,268.

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS





Note 15:  Supplemental cash flow information

             The Company paid $5,166,679 and $7,031,918 in interest on deposits and other borrowings during 1993 and 1992, respectively, and income taxes of $289,000 and $470,000 for 1993 and 1992.


Note 16:  Pending merger

             On December 17, 1993 the Company entered into an agreement to merge with First United Bancshares, Inc. of El Dorado, Arkansas. Under the terms of this agreement First United would acquire all of the outstanding stock of Investark Bankshares, Inc. through issuance of First United common stock valued at approximately $26,125,000. This transaction is expected to be consummated in the first half of 1994.


Note 17:  Effects of recently adopted accounting standards

             During 1993, the Financial Accounting Standards Board (FASB) issued SFAS No. 114 (Accounting by Creditors for Impairment of a
             Loan) which becomes effective beginning in 1995. This statement requires that impaired loans that are within the scope of the Statement essentially be measured based on the present value of expected future cash flows discounted at the loan's effective rate, or as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. Management has not determined the effect this statement will have when adopted.

             In 1993, the Financial Accounting Standards Board (FASB) issued SFAS NO. 115, (Accounting for Certain Investments in Debt and Equity Securities), that becomes effective for fiscal years beginning after 1993. This Statement addresses the accounting and reporting for investments in certain debt and equity securities. Debt securities not classified as trading account securities or investment securities expected to be held to maturity and all equity securities will be classified as available for sale and are reported at fair value, with net unrealized gains and losses reported, net of tax, as a separate component of stockholders' equity. Investark will apply the new rules starting in the first quarter of 1994 and believes the impact of adopting this statement will not be material to its financial position or results of operations.

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS





Note 18:  Condensed financial information of parent company

             The financial position of Investark Bankshares, Inc. (parent company only), its results of operations and cash flows are summarized as follows:

                                                                                         December 31,
                                                                                    1993              1992
                                                                                    ----              ----
             Condensed financial position:
             Assets:
               Cash                                                              $    52,090       $    94,395
               Investment in subsidiaries                                         16,826,950        16,174,658
               Other assets                                                          185,811           137,195
                                                                                 -----------       -----------
                  Total assets                                                   $17,064,851       $16,406,248
                                                                                 ===========       ===========

             Liabilities and capital accounts:
               Long-term debt                                                                      $   500,000
               Other liabilities                                                 $   199,539            86,142
                                                                                 -----------       -----------
                  Total liabilities                                                  199,539           586,142
                                                                                 -----------       -----------

             Common stock                                                          2,191,220         2,191,220
             Surplus                                                               1,105,133         1,098,929
             Retained earnings                                                    13,719,965        12,690,099
             Treasury stock                                                         (129,964)         (157,144)
             Net unrealized loss on marketable equity
               securities                                                            (21,042)           (2,998)
                                                                                 -----------       -----------

                  Total capital                                                   16,865,312        15,820,106
                                                                                 -----------       -----------

                  Total liabilities and capital                                  $17,064,851       $16,406,248
                                                                                 ===========       ===========


                                                                            Year ended December 31,
                                                                ----------------------------------------------
                                                                  1993              1992               1991
                                                                  ----              ----               ----
        Condensed operating results:
             Dividends from subsidiaries                        $  703,072        $  734,746          $245,766
             Other income                                                              2,726             3,790
                                                                ----------        ----------          --------
                                                                   703,072           737,472           249,556
                                                                ----------        ----------          --------
             Interest                                               15,133            55,437            73,924
             Other expense                                          70,978            54,611            29,718
                                                                ----------        ----------          --------
                                                                    86,111           110,048           103,642
                                                                ----------        ----------          --------
        Income before tax benefit and equity in
             undistributed income of subsidiaries                  616,961           627,424           145,914
        Income tax benefit                                         (31,685)          (35,412)          (46,937)
                                                                ----------        ----------          --------
        Income before equity in undistributed
             income of subsidiaries                                648,646           662,836           192,851
        Equity in undistributed income of subsidiaries             629,180         1,570,386           713,715
                                                                ----------        ----------          --------

        Net income                                              $1,277,826        $2,233,222          $906,566
                                                                ==========        ==========          ========

                           INVESTARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS





Note 18:  Condensed financial information of parent company (continued)

                                                                            Year ended December 31,
                                                              ------------------------------------------------
                                                                  1993              1992               1991
                                                                  ----              ----               ----

        Condensed statements of cash flows:
             Cash flows from operating activities:
               Net income                                     $  1,277,826      $  2,233,222         $ 906,566
               Undistributed income                               (629,180)       (1,570,386)         (713,715)
               Gain on sale of stock                                                  (1,896)
               Amortization                                          3,011             3,011             2,814
               (Increase) decrease in other assets                 (75,166)          (26,103)           76,595
               Increase (decrease) in other liabilities            139,948           (13,431)            5,909
                                                              ------------      ------------        ----------
                                                                   716,439           624,417           278,169
                                                              ------------      ------------        ----------

        Cash flows from investing activities:
             Purchase First Stuttgart Bank stock                   (44,168)
             Purchase Bank of North Arkansas stock                                      (923)          (13,756)
             Proceeds from sale of stock                                               9,796
                                                              ------------      ------------        ----------
                                                                   (44,168)            8,873           (13,756)
                                                              ------------      ------------        ----------

        Cash flows from financing activities:
             Sale of treasury stock                                 33,384
             Purchase of treasury stock                                              (38,520)
             Proceeds from long-term debt                          313,764
             Repayment of borrowings                              (813,764)         (369,699)
             Dividends paid                                       (247,960)         (205,042)         (194,566)
                                                              ------------      ------------        ----------
                                                                  (714,576)         (613,261)         (194,566)
                                                              ------------      ------------        ----------

        Net increase (decrease) in cash                            (42,305)           20,029            69,847
        Cash beginning of year                                      94,395            74,366             4,519
                                                              ------------      ------------        ----------
        Cash at end of year                                   $     52,090      $     94,395        $   74,366
                                                              ============      ============        ==========

        Supplementary data for cash flows:
             Interest paid                                    $     15,133      $     55,437        $   95,607

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FIRST UNITED BANCSHARES, INC.
                                        (REGISTRANT)


                                        By /s/ JOHN E. BURNS
                                           John E. Burns, Vice President and
                                            Chief Financial Officer

Date:  August 12, 1994